                                                                    EXHIBIT 10.8

                                RIGHTS AGREEMENT


         THIS RIGHTS AGREEMENT ("Agreement") is made as of this ___ day of _______, 2002 (the "Effective Date"), among Alion Science and Technology Corporation, a Delaware corporation (the "Company"), each of the persons named on the signature page under the heading Warrantholders (the "Warrantholders") and any Person acquiring Registrable Securities (as defined herein) of the Company after the date hereof and executing an assignment and joinder in the form attached hereto as Exhibit A (collectively with the Warrantholders, the "Holders"), and Alion Science and Technology Corporation Employee Ownership, Savings and Investment Trust (the "Trust") (for the purposes of Sections 3 through 15 of this Agreement only).

         WHEREAS, the Company and IIT Research Institute, an Illinois not-for-profit corporation ("IITRI") have entered into that certain Second Amended and Restated Asset Purchase Agreement dated October __, 2002 (the "Purchase Agreement"), pursuant to which IITRI has agreed to sell to the Company and the Company has agreed to purchase from IITRI, subject to the terms and conditions set forth therein, substantially all of the assets and liabilities of IITRI; and

         WHEREAS, pursuant to the terms of the Purchase Agreement, the Company has issued to the Warrantholders senior subordinated notes dated the Effective Date in the aggregate principal amount of [$___________________] (collectively the "Mezzanine Notes"), subject to the terms and conditions set forth in the Mezzanine Note Securities Purchase Agreement, dated the Effective Date, among the Company and the purchasers now or hereafter party thereto; and

         WHEREAS, pursuant to the terms of the Purchase Agreement, the Company, the Warrantholders and the Trust have entered into a Mezzanine Warrant Agreement dated the Effective Date, pursuant to which the Company has issued to the Warrantholders warrants to purchase _________ shares (subject to adjustment) of the Company's $0.01 par value per share common stock ("Common Stock") at an exercise price (subject to adjustment) of Ten Dollars ($10) per share (the "Mezzanine Warrants"); and

         WHEREAS, pursuant to the terms of the Purchase Agreement, the Company has issued to the Warrantholders junior subordinated notes dated the Effective Date in the aggregate principal amount of Thirty-Nine Million Nine Hundred Thousand Dollars ($39,900,000) (collectively, the "Seller Notes"), subject to the terms and conditions set forth in the Seller Note Securities Purchase Agreement dated the Effective Date among the Company and the purchasers party thereto (the Mezzanine Notes and the Seller Notes shall hereinafter be referred to collectively as the "Notes"); and

         WHEREAS, pursuant to the terms of the Purchase Agreement, the Company, IITRI and the Trust have entered into a Seller Warrant Agreement dated the Effective Date, pursuant to which the Company has issued to the Warrantholders warrants to purchase ___________ shares (subject to adjustment) of Common Stock at an exercise price (subject to adjustment) of $10 per share (the "Seller Warrants") (the Mezzanine Warrants and the Seller Warrants shall hereinafter be referred to collectively as the "Warrants"); and


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         WHEREAS, the Company, the Holders and the Trust wish to agree upon certain rights relating to the Warrants, the Notes and the Registrable
Securities.

         NOW, THEREFORE, in consideration of the premises set forth above, the covenants, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.        Registration Rights.

         The parties hereto agree as follows:

         (a)      Definitions

         For purposes of this Agreement:

                  (i) The term "Affiliate" means, with respect to any Person, any third party that is controlled by, controls or is under common control with, such Person.

                  (ii) The term "Beneficially Own" shall have the meaning given to such term in Rule 13d-3 under the 1934 Act.

                  (iii) The term "Broadly Distributed Offering" shall mean a sale or transfer by a Holder of Shares of all or any of such Shares owned by it if, but only if, such sale is made pursuant to (A) a public offering within the meaning of, and registered under, the Securities Act and such public offering is an underwritten public offering in which the Holder of Shares uses its reasonable efforts to effect as wide a distribution of such Shares as is reasonably practicable so as to prevent any Person (including any "group" within the meaning of Section 13(d)(3) of the 1934 Act) and its Affiliates actually known to such Holder from purchasing through such offering Shares representing more than 5% of the voting power of the Voting Securities of the Company (such calculation to be made in a manner consistent with the provisions of Rule 13d-3(d) under the 1934 Act, as in effect on the date hereof) (the "Voting Power"), or (B) a program of bona fide open market dispositions of Shares by one or more brokers or dealers which dispositions have not been previously negotiated by such holder of Shares with the purchasers; provided, however, that during any three month period, the aggregate Shares disposed of pursuant to this clause (B) shall not represent more than 5% of the Voting Power (the "5% Restriction"); provided, further, that the 5% Restriction shall not apply to any Holder (x) that does not control (whether solely or with a group, including any "group" within the meaning of Section 13(d)(3) of the 1934 Act) the making of a request for a Demand Registration, (y) if any Demand Registration rights otherwise available to such Holder (or group of which such Holder is a member, including any "group" within the meaning of Section 13(d)(3) of the 1934 Act) with respect to the Shares under this Agreement are not so available as a result of the Company's exercise of its deferral rights under Section 1(b)(vi) of this Agreement or (z) if the right of such Holder to require registration of Shares under this Agreement has been suspended pursuant to Section 1(k) of this Agreement.

                  (iv) The term "Demand Registration" means collectively a Mezzanine Holder Demand Registration as defined in Section 1(b)(i)(1), a Required Holder Demand Registration as defined in Section 1(b)(ii)(1), and a Supplementary Demand Registration as defined in Section 1(b)(iii)(1).



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


                  (v) The term "Form S-1" means such form under the Securities Act as in effect on the date hereof or any comparable registration form under the Securities Act subsequently adopted in replacement thereof by the SEC.

                  (vi) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any comparable registration form under the Securities Act subsequently adopted in replacement thereof by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  (vii) The term "Form S-4" means such form under the Securities Act as in effect on the date hereof or any comparable registration form under the Securities Act subsequently adopted in replacement thereof by the SEC for corporate combinations and exchange offers which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  (viii) The term "Form S-8" means such form under the Securities Act as in effect on the date hereof or any comparable registration form under the Securities Act subsequently adopted in replacement thereof by the SEC.

                  (ix) The term "Holder(s)" has the meaning set forth in the preamble.

                  (x) The term "Initial Public Offering" means an underwritten public offering registered under the Securities Act (other than on Form S-8) which becomes effective, pursuant to which the Company obtains a listing for its Common Stock on a United States national securities exchange, the Nasdaq National Market System, or an automated quotation system of nationally recognized standing, and so long as the sale of securities thereunder is consummated and either (i) such securities consist solely of Common Stock or
(ii) such securities consist of Common Stock and other securities of which Common Stock comprises a majority of the value.

                  (xi) The term "Majority Holders" means Holders holding a majority of the Registrable Securities.

                  (xii) The term "Mezzanine Registrable Securities" means (i) the Mezzanine Shares and (ii) any Common Stock issued or issuable in respect of such Mezzanine Shares upon any distribution, stock split, stock dividend, conversion or combination, recapitalization, merger, consolidation, other reorganization or similar event.

                  (xiii) The term "Mezzanine Required Holders" means Holders holding a majority of the Mezzanine Registrable Securities.

                  (xiv) The term "Mezzanine Shares" means the shares of Common Stock of the Company issuable upon exercise of the Mezzanine Warrants.

                  (xv) The term "1934 Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

                  (xvi) The term "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity organization, including a governmental entity.




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


                  (xvii) The term "Qualified Public Offering" means the consummation of one or more underwritten public offerings of the Company's Common Stock which results in aggregate gross proceeds to the sellers in such offerings of not less than U.S. $30,000,000 (excluding proceeds received in such offerings from "affiliates" of the Company (other than any Holder that is an affiliate of the Company), within the meaning of Rule 12b-2 of SEC under the 1934 Act, or the Trust) and pursuant to which the Company obtains a listing for its shares on a United States national securities exchange, the Nasdaq National Market System, or an automated quotation system of nationally recognized standing.


                  (xviii) The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  (xix) The term "Registrable Securities" means, collectively, the Mezzanine Registrable Securities and the Seller Registrable Securities.

                  (xx) The term "Required Holders" means Holders holding a majority of the Registrable Securities.

                  (xxi) The term "SEC" means the Securities and Exchange Commission or any successor governmental agency.

                  (xxii) The term "Securities Act" means the Securities Act of 1933, as amended and in effect from time to time.

                  (xxiii) The term "Seller Registrable Securities" means (i) the Seller Shares and (ii) any Common Stock issued or issuable in respect of such Seller Shares upon any distribution, stock split, stock dividend, conversion or combination, recapitalization, merger, consolidation, other reorganization or similar event.

                  (xxiv) The term "Seller Shares" means the shares of Common Stock of the Company issuable upon exercise of the Seller Warrants.

                  (xxv) The term "Shares" means, collectively, the Mezzanine Shares and the Seller Shares.

                  (xxvi) The term "Voting Securities" shall mean any securities of the Company, or any successor to the Company, entitling the holder thereof to vote as a stockholder for any purpose or under any circumstance or any securities convertible into or exchangeable for under any circumstance such securities or any rights, warrants or options to acquire (through purchase, exchange, conversion or otherwise) any such securities under any circumstance.

         (b)      Demand Registrations.

                  (i)      Mezzanine Holder Demand Registration.

                           (1)      Subject to the remaining provisions of this
Agreement, following the date that is one hundred eighty (180) days after the effective date of an Initial Public Offering by the Company, the Mezzanine Required Holders shall be entitled to provide written notice to the Company in accordance with Section 7 herein ("Mezzanine Holder Demand Notice"), that the Mezzanine Required Holders are requiring the Company to file a registration statement under the Securities Act covering the registration of, and any related qualification or compliance with respect to, all or part of the Registrable Securities owned by the Mezzanine Required Holders ("Mezzanine Holder Demand Registration"). The request for a Mezzanine Holder Demand Registration shall specify the approximate number of Mezzanine Registrable Securities requested to be registered and the anticipated per share price range for such offering (which range may be revised from time to time by holders of a majority of the Registrable Securities requested to be included in such registration by written notice to the Company to that effect). Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the other provisions of this Agreement, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days of the sending of the Company's notice. The holders of Mezzanine Registrable Securities initially demanding such registration may withdraw such demand if such holders determine that public market conditions are not satisfactory to effect the Mezzanine Holder Demand Registration in accordance with the intended method or methods of disposition (including price range); provided that any Registration Expenses (as defined below) shall be paid by such holders promptly upon the Company's demand, or the right to make a future Mezzanine Holder Demand Registration shall be forfeited.

                           (2)      The Company shall not be obligated to
effect, or take any action to effect, a Demand Registration pursuant to Section 1(b)(i)(1) after the Company has effected one (1) registration pursuant to
Section 1(b)(i)(1) and such registration has been declared or ordered effective in accordance with the procedures set forth in Section 1(e) below and the Company has complied in all material respects with the terms thereof.

                  (ii)     Required Holder Demand Registration.

                           (1)      Subject to the remaining provisions of this
Agreement, following the date that is one hundred eighty (180) days after the effective date of an Initial Public Offering by the Company, the Required Holders shall be entitled to provide written notice to the Company in accordance with Section 7 herein ("Required Holder Demand Notice"), that the Required Holders are requiring the Company to file a registration statement under the Securities Act covering the registration of, and any related qualification or compliance with respect to, all or part of the Registrable Securities owned by the Required Holders ("Required Holder Demand Registration"). The request for a Required Holder Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering (which range may be revised from time to time by holders of a majority of the Registrable Securities requested to be included in such registration by written notice to the Company to that effect). Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the other provisions of this Agreement, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days of the sending of the Company's notice. The holders of Registrable Securities initially demanding such registration may withdraw such demand if such holders determine that public market conditions are not satisfactory to effect the Required Holder Demand Registration in accordance with the intended method or methods of disposition (including price range); provided that any Registration

Expenses (as defined below) shall be paid by such holders promptly upon the Company's demand, or the right to make any future Required Holder Demand Registration shall be forfeited.

                           (2)      The Company shall not be obligated to
effect, or take any action to effect, a Required Holder Demand Registration pursuant to Section 1(b)(ii)(1) after the Company has effected one (1) registration pursuant to Section 1(b)(ii)(1) and such registration has been declared or ordered effective in accordance with the procedures set forth in
Section 1(e) below and the Company has complied in all material respects with the terms thereof.

                  (iii)    Supplementary Demand Registration.

                           (1)      If the Holders participating in the
Mezzanine Holder Demand Registration and the Required Holder Demand Registration are unable to sell (in the aggregate) at least sixty percent (60%) of the Registrable Securities requested to be registered in such Demand Registrations, the Holders of a majority of the Registrable Securities that were requested to be sold but were not sold pursuant to such Demand Registrations (the "Unsold Shares") shall be entitled to provide written notice to the Company in accordance with Section 7 herein ("Supplementary Demand Notice"), that they are requiring the Company to file a further registration statement under the Securities Act (a "Supplementary Demand Registration") covering the registration of the Unsold Shares. The request for a Supplementary Demand Registration shall specify the approximate number of Unsold Shares requested to be registered and the anticipated per share price range for such offering (which range may be revised from time to time by the holders of a majority of the Registrable Securities requested to be included in such registration by written notice to the Company to that effect). Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the other provisions of this Agreement, shall include in such registration all Unsold Shares with respect to which the Company has received written requests for inclusion therein within thirty (30) days of the sending of the Company's notice. The holders of a majority of the Unsold Shares initially demanding such registration may withdraw such demand if such holders determine that public market conditions are not satisfactory to effect the Supplementary Demand Registration in accordance with the intended method or methods of disposition (including price range); provided that any Registration Expenses shall be paid by such holders promptly upon the Company's demand, or the right to a Supplementary Demand Registration shall be forfeited.

                           (2)      The Company shall not be obligated to
effect, or take any action to effect, a Supplementary Demand Registration pursuant to Section 1(b)(iii)(1) after the Company has effected one (1) registration pursuant to Section 1(b)(iii)(1) and such registration has been declared or ordered effective in accordance with the procedures set forth in
Section 1(e) below and the Company has complied in all material respects with the terms thereof.

                  (iv) The Company shall be entitled, in its sole discretion, to determine the appropriate registration form upon which the registration requested pursuant to Section 1(b)(i), 1(b)(ii) or 1(b)(iii) above is effected, whether it be Form S-1, Form S-3 or some other appropriate form.

                  (v) The registration rights of all Holders under Sections 1(b)(i), 1(b)(ii) and 1(b)(iii) shall be conditioned upon their complying with the requirements set forth in Section 1(d) with the underwriter or underwriters selected by the Company for each such offering. Any such selection of underwriter by the Company for the Mezzanine Holder Demand Registration is subject to the reasonable approval of the Mezzanine Required Holders, unless the selected underwriter was a lead or co-lead underwriter in connection with the Company's Initial Public Offering and is a nationally recognized investment bank, in which case the Mezzanine Required Holders shall have no such right of reasonable approval. Any such selection of underwriter by the Company for the Required Holder Demand Registration shall require the reasonable approval of the Required Holders, unless the selected underwriter was a lead or co-lead underwriter in connection with the Company's Initial Public Offering or any subsequent Company public offering and is a nationally recognized investment bank, in which case the Required Holders shall have no such right of reasonable approval. Any such selection of underwriter by the Company for the Supplementary Demand Registration shall require the reasonable approval of the holders of a majority of the Unsold Shares, unless the selected underwriter was a lead or co-lead underwriter in connection with the Company's Initial Public Offering or any subsequent Company public offering and is a nationally recognized investment bank, in which case such Holders shall have no such right of reasonable approval.

                  (vi) If the Company shall furnish to the Mezzanine Required Holders, the Required Holders or the holders of a majority of Unsold Shares, as appropriate, a certificate signed by a duly authorized officer of the Company stating that in the good faith judgment of the Company that the filing of a registration statement as requested pursuant to Sections 1(b)(i), 1(b)(ii) or 1(b)(iii) would materially interfere with a pending material business transaction or other pending material action by the board of directors of the Company and that it is therefore necessary to defer the filing of such registration statement, the Company shall have the right, subject to the limitations listed in Section 1(b)(vii) below, to defer taking action with respect to such filing, and with respect to any other request for a Demand Registration, for a period not to exceed the earlier of (i) the date that the Company ceases to diligently pursue such business transaction or such other action, and (ii) one hundred twenty (120) days after receipt of the request from the Mezzanine Required Holders, the Required Holders or the holders of a majority of Unsold Shares, as appropriate. Upon the expiration of such deferral period, the Company shall comply with its obligations under Section 1(e), upon written confirmation of the Mezzanine Required Holders, the Required Holders or the holders of a majority of Unsold Shares, as appropriate, of their continued desire to have the Company effect such registration. The Company shall promptly provide written notice to the Mezzanine Required Holders, the Required Holders or the holders of a majority of the Unsold Shares, as the case may be, upon the Company ceasing to pursue any such business transaction or such other action.

                  (vii) The Company shall only be entitled to one deferral pursuant to Section 1(b)(vi) with respect to the Mezzanine Holder Demand Registration, one deferral with respect to the Required Holder Demand Registration, and one deferral with respect to the Supplementary Demand Registration and only one deferral in any period of twelve (12) consecutive months with respect to the Demand Registrations.

                  (viii) The Company shall not be obligated to effect, or to take any action to effect, any Demand Registration pursuant to this Section 1(b):

                           (1)      In any jurisdiction in which the Company
would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to or otherwise required to be subject to service in such jurisdiction;



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

                           (2)      Subject to Section 1(b)(iii), after the
Company has effected one (1) registration pursuant to Section 1(b)(i) and one
(1) registration pursuant to Section 1(b)(ii), and such registrations have been declared or ordered effective in accordance with the procedures set forth in
Section 1(e) below and the Company has complied in all material respects with the terms thereof;

                           (3)      During the period starting with the date
sixty (60) days prior to the Company's good faith estimate of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration for the purpose of raising capital in order to
(a) pay any outstanding principal amount of and accrued interest on the Mezzanine Notes and/or Seller Notes, and/or (b) pay amounts to the Holders as a result of or in anticipation of the exercise of their put right(s) under the Mezzanine Warrant Agreement and/or the Seller Warrant Agreement;

                           (4)      If the Mezzanine Required Holders, the
Required Holders or the holders of a majority of Unsold Shares, as appropriate, do not request that such offering be underwritten; or

                           (5)      If the Company is unable to obtain the
commitment of its first three choices of nationally recognized investment banks to underwrite the offering, and subsequently the Mezzanine Required Holders, the Required Holders or the holders of a majority of Unsold Shares, as appropriate, are unable to find a nationally recognized investment bank that will underwrite the offering.

         (c)      Piggyback Rights and Cutbacks.

                  (i)      Piggyback Registrations.

                           (1)      Holders' Piggyback Rights. After the
effective date of an Initial Public Offering, whenever the Company proposes to register any of its stock or other securities under the Securities Act in connection with the public offering, solely for cash, of such securities to be publicly traded on a stock exchange (other than a registration relating solely to the sale of securities to participants in a Company plan or resale of such securities by participants in a Company plan, or pursuant to a Demand Registration, or a registration on Form S-4 or Form S-8) (a "Piggyback Registration"), the Company shall, at such time, promptly give the Holders written notice of such registration in accordance with Section 7 herein. Upon the written request of any Holder given within fifteen (15) days after the sending of such notice ("Piggyback Notice"), the Company shall, subject to the remaining provisions of this Agreement, use its best efforts to include in such registration all of the Registrable Securities that any Holder has requested to be registered.

                           (2)      Company Piggyback Rights. Subject to the
remaining provisions of this Agreement, if the Company shall request inclusion in any registration pursuant to Section 1(b) of securities being sold for its own account, or if other Persons shall request inclusion in any registration pursuant to Section 1(b) of securities being sold for their own account, the Holders shall offer to include such securities in the registration.

                  (ii) Piggyback Expenses. All Registration Expenses shall be paid by the Company in all Piggyback Registrations.



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

                  (iii) Priority on Primary Registrations. If a registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the Company or the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Registrable Securities and other securities of the Company requested to be included in such registration, pro rata among the holders of such Registrable Securities and other securities of the Company on the basis of the number of shares requested to be included in such registration by each such holder.

                  (iv) Priority on Secondary Registration. If a registration is an underwritten secondary registration on behalf of holders of the Company's securities who have the contractual right to initiate such a registration (including any Demand Registration), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the Company or the marketability of the offering, the Company shall include in such registration (i) first, the securities that the initiating holders propose to sell, and (ii) second, the Registrable Securities (if the secondary registration is not a Demand Registration) and other securities (including securities of the Company) requested to be included in such registration, pro rata among the holders of such Registrable Securities and other securities on the basis of the number of shares requested to be included in such registration by each such holder (and by the Company, where appropriate).

                  (v) Other Registrations. If the Company has previously filed an underwritten registration statement with respect to Registrable Securities pursuant to Section 1(b) hereof, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8), whether on its own behalf or at the request of any holder or holders of such securities, until either: (a) 180 days has elapsed from the date such previous registration became effective, or (b) such other shorter period of time as specified by the underwriter(s) involved in such registration has elapsed.


         (d)      Participation in Underwritten Offerings.

         No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents that are standard and customary and are required under the terms of such underwriting arrangements, (c) makes representations and warranties concerning (i) the Beneficial Ownership of the Securities (if any) to be sold by such Person, and (ii) such Person's ability to execute all necessary documents and perform its obligations thereunder, and (d) completes and executes any other documents reasonably required; provided that no holder of Registrable Securities will be required to make any representation or warranty in connection with any registration other than non-operational representations or warranties that are then standard and customary in secondary offerings underwritten by such underwriter.

         (e)      Obligations of the Company.

         In the case of each registration required under this Section 1 to be effected by the Company pursuant to this Agreement, the Company shall, as expeditiously as reasonably possible:

                  (i) Use its best efforts to prepare and file with the SEC within ninety (90) days after the initial request in the case of a Demand Registration, a registration statement (including, without limitation compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) with respect to such Registrable Securities and use its best efforts to cause such registration statement to be declared effective, and, upon the request of the Mezzanine Required Holders, the Required Holders or the holders of a majority of the Unsold Shares, as appropriate, use its best efforts to keep such registration statement effective for a period of up to one hundred twenty (120) days or until such earlier date that the distribution contemplated in the registration statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holders refrain from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company or the Company, including, without limitation, as a result of any stop-order, and (ii) in the case of any registration of Registrable Securities on Form S-3 (or its successor) which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, however, in no event longer than one year from the effective date of the registration statement and provided that SEC Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or
(II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to each Holder such numbers of copies of the prospectus included in such registration statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act and such other documents as it and the underwriter, if any, may reasonably request in order to facilitate the disposition of Registrable Securities covered by such registration statement.

                  (iv) Use best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the holders of a majority of the Registrable Securities requested to be included in such offering or each underwriter; provided, however, that the Company shall not be required in connection therewith to qualify to transact business as a foreign corporation in any jurisdiction where the Company is not otherwise required to qualify or to execute a general consent to service of process in any such jurisdiction, unless the Company is already subject to or otherwise required to be subject to service in such jurisdiction.

                  (v) In the event of any underwritten public offering, enter into and perform the Company's obligations under customary agreements (including an underwriting agreement) and take all such other actions as the underwriters reasonably request in order to expedite or facilitate the disposition of the Registrable Securities requested to be included in such offering.

                  (vi) Promptly notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, the Company shall prepare a supplement or amendment to such prospectus and/or registration statement so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (vii) Use its best efforts to cause all Registrable Securities registered pursuant hereto to be listed on each securities exchange (if any) or automated quotation system (if any) on which similar securities issued by the Company are then listed.

                  (viii) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (ix) make available for inspection by any Holder of Registrable Securities participating in such registration, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such Holder or underwriter, all pertinent financial and other records and pertinent corporate documents of the Company reasonably requested by such Holder or underwriter, and make available for inspection by such underwriter any properties of the Company (subject to the terms of any security arrangements between the Company or its subsidiaries and their customers) and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (x) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC relating to such registration statement;

                  (xi) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

                  (xii) with respect to a Mezzanine Holder Demand Registration or a Required Holder Demand Registration, use its best efforts to cause its management to participate fully in the sale process, including, without limitation, the preparation of the registration statement and the preparation and presentation of any "road shows";

                  (xiii) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders to consummate the disposition of such Registrable Securities;



                  (xiv) notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                           (1)      when the registration statement, the
prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                           (2)      of any request by the SEC for amendments or
supplements to the registration statement or the prospectus or for additional information;

                           (3)      of the issuance by the SEC of any stop order
suspending the effectiveness of the registration or the initiation of any proceedings by any Person for that purpose; and

                           (4)      of the receipt by the Company of any
notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose, or written notice of intent to initiate such a proceeding.

         (f)      Obligations of the Holder.

         In connection with any registration of the Registrable Securities, the Holders shall have the following obligations:

                  (i) It shall be a condition precedent to the obligations of the Company to include in any registration pursuant to this Agreement any of the Registrable Securities of such Holder that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities it intends to register and the intended method of disposition of such Registrable Securities as shall be reasonably required to effect the registration of such Registrable Securities and shall, if not an underwritten offering, execute such documents in connection with such registration as the Company may reasonably request and otherwise comply with the obligations set forth in this Agreement. As soon as reasonably possible, but in no event less than ten days prior to the first anticipated filing date of the appropriate registration statement, the Company shall notify the Holder of the information the Company requires from the Holder.

                  (ii) Each Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement hereunder, unless the Holder has notified the Company in writing of the Holder's election to exclude all of such Holder's Registrable Securities from any such registration statement.

                  (iii) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1(e)(vi), the Holder will immediately discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Holder's receipt of the copies of a supplemented or amended prospectus and, if so directed by the Company, the Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

                  (iv) Each Holder agrees not to make any sale or other disposition of any of the Registrable Securities without complying with the provisions of this Agreement and with all laws and regulations applicable to the offering and sale of securities, including those relating to the prospectus delivery requirements under the Securities Act.

         (g)      Registration Expenses.

         The Holder shall pay all underwriting discounts and commissions incurred with respect to Registrable Securities included in registrations, filings or qualifications pursuant to this Agreement. All expenses related or incidental to the Company's performance of or compliance with this Agreement, including all registration and filing fees, securities exchange listing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company, and up to $50,000 in reasonable fees and expenses (on an hourly basis at customary rates) of one counsel selected by the holders of a majority of the Registrable Securities requested to be included in a Demand Registration, and up to $10,000 in reasonable fees and expenses (on an hourly basis at customary rates) of one counsel selected by the holders of a majority of the Registrable Securities requested to be included in a Piggyback Registration (all such expenses being herein called "Registration Expenses"), shall be borne by the Company, subject to the provisions of the final sentence of Sections 1(b)(i)(1), 1(b)(ii)(1) and 1(b)(iii)(1).

         (h)      Indemnification.

         In the event any Registrable Securities are included in a registration statement under this Section 1:

                  (i) To the extent permitted by law, the Company agrees to indemnify each holder of Registrable Securities, such holder's officers and directors, and each Person who controls such holder (within the meaning of the Securities Act) (each a "Representative") against all losses, claims, damages, liabilities (joint or several) and expenses to which they may become subject caused by any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, offering circular or other document or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required or allegedly required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any other federal or state law (including securities laws) or any rule or regulation promulgated under the Securities Act, the 1934 Act or any other federal or state law (including securities laws); and the Company will pay to the Holder and any Representative any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 1(h)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon either (x) a Violation that occurs in reliance upon and in conformity with written information furnished in writing to the Company by such Holder expressly for use in connection with such registration by Holder, or (y) a breach by a Holder of its obligations under this Agreement or under the Securities Act, the 1934 Act or any other federal or state law (including securities laws) in connection with such registration statement.

                  (ii) In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities (joint or several) and expenses resulting from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto (each a "Securities Filing") or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use in the preparation of such Securities Filing and provided that such Holder has not provided the Company with updated written information correcting such untrue statement or omission in a timely fashion such that the Company had a reasonable opportunity (but failed) to make the appropriate change to the appropriate Securities Filing before any such losses, claims, damages, liabilities or expenses were incurred, or (ii) a breach by the Holder of its obligations under this Agreement or under the Securities Act, the 1934 Act or any other federal or state law (including securities laws); provided that the obligation to indemnify shall be individual, not joint and several, for each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement; and the Holder will pay any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 1(h)(ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1(h)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder.

                  (iii) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice in accordance with Section 7 of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense of such action, with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnifying party's counsel advises the indemnifying party that there may be legal defenses available to the indemnified party which create a legal conflict of interest between the indemnified party and the indemnifying party in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of its liability to the indemnified party under this Section 1(h) only to the extent that the indemnifying party has been injured by the delay.

                  (iv)

                           (1)      If the indemnification provided for in this
Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                           (2)      The Company and the holders of Registrable
Securities agree that it would not be just and equitable if contribution pursuant to this clause (iv) were determined by pro rata allocation (even if the holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph and Section 1(h)(v) below.

                           (3)      Notwithstanding the provisions of this
Section 1(h), no holder of Registrable Securities shall be required to contribute pursuant to this clause (iv) any amount in excess of the amount by which the net proceeds received by such Holder from the sale of Registrable Securities exceeds the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission.

                  (v) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

         (i)      "Market Stand-Off" Agreement.

                  (i) If requested by the Company and the managing underwriter of any underwritten public offering of Common Stock, each Holder agrees that, during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such managing underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it, except for Common Stock included in such registration.

                  (ii) If requested only by the Company (but not by any managing underwriter), each Holder agrees that, during the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it, except for Common Stock included in such registration.

                  (iii) Each Holder further agrees to sign such documents as may be requested by a managing underwriter or the Company to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to the Registrable Securities (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period. The Company and the Holder acknowledge that each managing underwriter of a public offering of Common Stock is an intended beneficiary of this Section 1(i).

         (j)      Rule 144, Rule 144A.

                  (i) If the Company shall have completed an Initial Public Offering, the Company will file the reports required to be filed by it under the Securities Act and the Securities Exchange Act with respect to Common Stock and the rules and regulations adopted by the SEC thereunder and will use its best efforts to take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                  (ii) The Company represents and warrants that on the Effective Date, the Registrable Securities are not, and are not of the same class as any other securities, listed on a national securities exchange registered under the 1934 Act or quoted in an automated inter-dealer quotation system. For so long as any shares of Registrable Securities are restricted securities within the meaning of Rule 144(a)(3) under the Securities Act, the Company covenants and agrees that it shall during any period in which it is not subject to Section 13 or 15(d) of the 1934 Act, make available to any holder of Registrable Securities in connection with the sale of such holder's Registrable Securities and any prospective purchaser of Registrable Securities from such holder, in each case upon request, the information specified in, and meeting the requirements of Rule 144A(d)(4) under the Securities Act.

         (k)      Suspension of Registration Rights.

         The right of any Holder to request registration of shares as provided in this Agreement shall be suspended during any period of time that all of the Registrable Securities held and entitled to be held (as a result of exercise of the Warrant held) by such Holder may immediately be sold under (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

         (l)      Transfer or Assignment of Registration Rights.

         The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be transferred or assigned (but only with all related obligations) by the Holder to any permitted transferee or assignee of such securities or to any holder of Notes, provided: (i) the Company is, at least fifteen (15) days prior to such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (ii) such transferee signs an assignment and joinder in the form of Exhibit A.

         (m)      Company Right to Purchase Seller Shares.

         Notwithstanding anything contained herein to the contrary, at any time within ninety (90) days after receipt by the Company of a Mezzanine Holder Demand Notice, a Required Holder Demand Notice, a Supplementary Demand Notice or a Piggyback Notice (each a "Registration Notice"), the Company shall have a right to purchase any Seller Shares that are the subject of the Registration Notice (the "Sale Shares"), and may exercise such right by giving written notice to the appropriate Holder(s), in accordance with Section 7 herein, of its election to purchase all (but not less than all) of the Sale Shares. The aggregate purchase price for such transaction shall be equal to the product of the "Current Market Price" (as defined in Section 3(c) of the Seller Warrant Agreement) as of the date of receipt by the Company of the appropriate Registration Notice, and the number of Sale Shares that the Company elects to purchase (the "Purchase Price"). Payment of the Purchase Price shall be made in cash (in immediately available funds) within sixty (60) days after the date that the Company sends its notice of election to purchase Sale Shares.

         Section 2.        Director Nomination Rights.

         (a) Warrant Nomination Right. So long as at least twenty-five percent (25%) of the Warrants outstanding on the Effective Date, in the aggregate, remains outstanding, the Holders holding a majority of the outstanding Warrants, in the aggregate, shall (i) be entitled to nominate one individual for election to the board of directors of the Company, and (ii) once such director is elected, have the exclusive right to (x) remove such director (other than removal for cause or for failure to satisfy the required qualifications set forth in the Directors Qualification Policy of the Company, as amended from time to time by the board of directors of the Company in good faith), and (y) nominate an individual to replace such director or to fill the vacancy created by the departure of such director from the Company's board of directors.

         (b) Mezzanine Notes Nomination Right. So long as any principal amount of the Mezzanine Notes remains outstanding and is held by Persons who are not officers or employee directors of the Company, the Holders holding a majority of the outstanding principal amount of the Mezzanine Notes shall (i) be entitled to nominate one individual for election to the board of directors of the Company, and (ii) once such director is elected, have the exclusive right to
(x) remove such director (other than removal for cause or for failure to satisfy the required qualifications set forth in the Directors Qualification Policy of the Company, as amended from time to time by the board of directors of the Company in good faith), and (y) nominate an individual to replace such director or to fill the vacancy created by the departure of such director from the Company's board of directors.

         (c) Seller Notes Nomination Right. So long as any principal amount of the Seller Notes remains outstanding and is held by Persons who are not officers or employee-directors of the Company, the holders holding a majority of the outstanding principal amount of the Seller Notes shall (i) be entitled to nominate one individual for election to the board of directors of the Company, and (ii) once such director is elected, have the exclusive right to (x) remove such director (other than removal for cause or for failure to satisfy the required qualifications set forth in the Directors Qualification Policy of the Company, as amended from time to time by the board of directors of the Company in good faith), and (y) nominate an individual to replace such director or to fill the vacancy created by the departure of such director from the Company's board of directors.

         (d) Expiration. Notwithstanding the foregoing, the director nomination rights under this Section 2 shall expire on the consummation by the Company of an Initial Public Offering.

         Section 3.        Election of Directors by Trustee.

         During the time periods indicated in Section 2 above, the trustee for the Trust (the "Trustee") shall vote all of the shares of Common Stock beneficially owned by the Trust in the favor of the nominee(s) for director designated by such Holder or Holders, as appropriate; provided, that the Trustee shall not have any obligation to elect any such nominee as a director who does not satisfy the required qualifications set forth in the Director Qualification Policy of the Company, as amended from time to time by the board of directors of the Company in good faith, a current copy of which is attached hereto as Exhibit B, or the extent that the Trustee in good faith determines that to do so could reasonably be expected to result in a violation of its fiduciary duties.

         Section 4.        Stockholder Vote.

         (a) At any time that a Holder Beneficially Owns any Seller Shares, or, subject to Section 4(b) below, Mezzanine Shares, such Holder agrees that in connection with any meeting of, or action by written consent of, stockholders holding Common Stock for the purpose of approving or taking any action, the Holder shall vote or provide a consent with respect to all such then-outstanding Shares Beneficially Owned by the Holder in the same manner and proportion as the Trustee shall vote the shares of Common Stock Beneficially Owned by it; provided that, in no event shall such Holder be obligated to vote in favor of or consent to any (i) action that would provide for rights or obligations of any holder of Seller Shares or Mezzanine Share that are different in any way to the rights and obligations of any other holder of Common Stock pursuant to the Certificate of Incorporation of the Company, or (ii) merger of the Company with and into a third party, pursuant to which the Holder would not receive the same per share consideration for its shares of Common Stock as the Trust would receive for its shares of Common Stock.

         (b) The provisions of Section 4(a) shall not be binding (i) in the case of Mezzanine Shares, upon any bona fide third party transferee for value that is not an Affiliate of IITRI and that is not an officer, director or employee of the Company, or (ii) with respect to any Seller Shares sold in any Broadly Distributed Offering of shares of Common Stock.

         Section 5.        Irrevocable Proxy.

         (a) In furtherance of the agreements contained in Section 4 of this Agreement (subject to Section 4(b) thereof), the Holder hereby irrevocably grants to, and appoints, the Trustee as the Holder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Holder, to vote all Seller Shares and Mezzanine Shares (if any) Beneficially Owned by the Holder that are outstanding from time to time, to grant or withhold a consent or approval in respect of such Seller Shares and Mezzanine Shares and to execute and deliver a proxy to vote such Seller Shares, in each case in the manner specified in Section 4. The Holder acknowledges and agrees that its proxy hereby granted is coupled with an interest.

         (b) The provisions of Section 5(a) shall not be binding (i) in the case of Mezzanine Shares, upon any bona fide third party transferee for value that is not an Affiliate of IITRI and that is not an officer, director or employee of the Company, or (ii) with respect to any Seller Shares registered and sold in any Broadly Distributed Offering of Common Stock.

         Section 6.        Standstill.

         Neither IITRI, any of its Affiliates, nor any holder of Seller Warrants or Seller Shares (each, for the purposes of this Section 6, a "Restricted Holder") shall, directly or indirectly, at any time:

         (a) purchase or otherwise acquire, or propose or offer to purchase or acquire, any shares of, or security of the Company convertible into, Common Stock or any right, subscription, warrant, call, option or other agreement to purchase or otherwise receive any shares of Common Stock, whether by tender offer, market purchase, privately negotiated purchase, merger or otherwise (an "Acquisition"), except (i) if immediately following such Acquisition such Restricted Holder would Beneficially Own less than 5% of the outstanding Voting Securities of the Company; (ii) in connection with a merger, consolidation, or any transaction or series of transactions which results in the stockholder holding a majority of the outstanding Voting Securities of the Company immediately prior to such transaction(s) no longer holding such Voting Securities of the Company immediately following such transaction(s) (a "Business Combination"), in each case that has been approved of the Board of Directors of the Company; (iii) to purchase Shares issuable pursuant to an Exercise Notice or a Cashless Exercise Notice (in each case, as defined in the Warrants) given in respect of the Warrants, or to purchase shares of Common Stock or any securities convertible or exercisable into Common Stock, or other rights to acquire Common Stock pursuant to Section 12 of the Warrants; or (iv) to acquire Common Stock pursuant to any pro rata stock dividend, stock split, exchange, reclassification or other distribution;

         (b) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A of the 1934 Act) to vote, make any public or private statement to any third party as to how such Restricted Holder intends to vote, or seek to advise or influence any person with respect to the voting of, any shares of Common Stock, or become a "participant" in any "election contest" (as such terms are used or defined in Regulation 14A of the 1934 Act) relating to the election of directors of the Company;

         (c) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the 1934 Act) or otherwise act in concert with any person other than the Trustee, for the purpose of acquiring, holding, voting or disposing of any Shares;

         (d) request the Company (or its directors, officers, employees or agents), directly or indirectly, to amend or waive any of the provisions contained in this Section 6 or take any action which would reasonably be expected to require pursuant to law the Company to make a public announcement regarding the possibility of a Business Combination;

         (e) propose, publicly disclose any intention to disclose, vote for or otherwise act to consummate any Business Combination unless such Business Combination has been approved by, or is expressly conditioned upon the approval of, a majority of the Board of Directors of the Company; or

         (f) deposit any Shares in a voting trust, or subject any Shares to a voting or similar agreement (other than this Agreement).

         (g) The provisions of this Section 6 shall apply for so long as the Trust Beneficially Owns, including, without limitation, through participation in a "group" (within the meaning of Section 13(d)(3) of the 1934
Act) or a voting trust, by subjecting its Shares to a voting or similar agreement, or by having the right to cause or direct the vote of any Shares or other securities of the Company held by any other Person, at least 20% of the then outstanding Voting Securities of the Company; provided, that the provisions of this Section 6 shall not apply with respect to any Shares acquired by any Person not otherwise bound by this Agreement, pursuant to a Broadly Distributed Offering.

         Section 7.        Notices.

         Unless otherwise provided herein, any notice required or permitted under this Agreement shall be given in writing and shall be delivered (a) by hand, (b) by mail, certified mail, return receipt requested, or (c) by facsimile to the party to be notified, at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by prior written notice to the other party. Unless otherwise provided herein, notices shall be deemed to have been given and served (a) where delivered by hand, at time of delivery, (b) where delivered by mail, on acknowledgement of receipt as shown by the date indicated on the return receipt as having been received, and (c) where delivered by facsimile, 24 hours after transmission confirmation by the transmitting machine unless within those 24 hours the intended recipient has informed the sender that the transmission was received in an incomplete or unreadable form, or the transmission report of the sender indicates a faulty or incomplete transmission. If such receipt is on a day that is not a working day or is later than 5 p.m. (local time) on a working day, the notice shall be deemed to have been given and served on the next working day

         Section 8.        Successors and Assigns.

         Except as otherwise provided herein, the terms and conditions of this Agreement shall be binding upon and inure to the sole and exclusive benefit of the Company and its successor, the Trust and its successors and IITRI and its successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         Section 9.        Governing Law.

         This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to relevant conflict of law principles.

         Section 10.       Waiver.

         Failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver of such terms, covenants or conditions, nor shall any waiver or relinquishment of any right or power hereunder at any one time or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

         Section 11.       Entire Agreement.

         This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all of the parties.

         Section 12.       Severability.

         The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision hereof.

         Section 13.       Headings.

         The headings to the sections of this Agreement are used for reference only and are not to be construed as limiting or extending the provisions hereof.

         Section 14.       Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be considered an original but all of which shall constitute the Agreement by and among the parties.

         Section 15. No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which violates the rights granted to the holders of Registrable Securities in this Agreement.

                        [Signatures follow on next page]

         IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be executed under its corporate seal by its officers thereunto duly authorized as of the date hereof.


ALION SCIENCE AND TECHNOLOGY                 WARRANTHOLDERS:
CORPORATION
                                             IIT RESEARCH INSTITUTE


By:____________________________              By:_______________________________
Name: Bahman Atefi                           Name:
Title: Chief Executive Officer               Title:
Address:      1750 Tysons Blvd.              Address:
              Suite 1300
              McLean, VA  22102-4213
Fax:     703-714-6508 Fax:                   Fax:



ALION SCIENCE AND TECHNOLOGY CORPORATION
EMPLOYEE OWNERSHIP, SAVINGS AND INVESTMENT TRUST
FOR THE PURPOSES OF SECTIONS 3 THROUGH 15
OF THIS RIGHTS AGREEMENT ONLY


By:_____________________________
Name:
Title:
Address:


Fax:

                                    EXHIBIT A

                           ASSIGNMENT AND JOINDER FORM

         FOR VALUE RECEIVED the undersigned Warrantholder hereby sells, assigns and transfers unto the undersigned Assignee all of the rights and obligations of the undersigned Holder under the within Rights Agreement and the ________________________ (the "Warrant Agreement"), with respect to _________
shares of Common Stock (the "Warrant Shares"), and does hereby irrevocably constitute and appoint ________ to make such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.

         The Assignee hereby acknowledges and agrees that (i) it is assuming all of the obligations, relating to the portion of the Warrant being assigned and transferred pursuant to this instrument (the "Warrant Portion") and the Warrant Shares, which are contained in the Warrant Agreement and the Rights Agreement, and (ii) as of the date written below, the Assignee shall join become a party to the Warrant Agreement and the Rights Agreement as if it were named on the signature page of the Warrant Agreement as a Holder and on the signature page of the Rights Agreement as a Warrantholder and that it shall be bound, as a Warrantholder and Holder, as the case may be, by all of the terms, conditions, covenants and restrictions contained in the Warrant Agreement and the Rights Agreement.

         The undersigned Warrantholder and Assignee hereby agree that this instrument shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to relevant conflict of law principles.


                                      WARRANTHOLDER


                                      By:_________________________
                                      Name:
                                      Its:



                                      ASSIGNEE


                                      By:_________________________
                                      Name:
                                      Its:

                                    EXHIBIT B

                          DIRECTOR QUALIFICATION POLICY